EXHIBIT 23




                         CONSENT OF INDEPENDENT AUDITORS

           We hereby consent to the incorporation by reference and use of our report dated February 13, 2003 on the consolidated financial statements of Northeast Indiana Bancorp, Inc. (which report is included in Exhibit 13 to this Form 10-KSB for the fiscal year ended December 31, 2002), in Northeast Indiana Bancorp, Inc.'s previously filed Registration Statements on Form S-8.






                                            /s/ Crowe, Chizek and Company LLP
South Bend, Indiana
March 26, 2003